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                                                                    EXHIBIT 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      As independent certified public accountants, we hereby consent to the incorporation by reference in this Amendment No. 2 to Form S-8 registration statement of our report dated February 8, 2002, included in H.T.E., Inc.'s Form 10-K for the year ended December 31, 2001, and to all references to our Firm included in this registration statement.

Tampa, Florida,
March 26, 2002                                           /s/ Arthur Andersen LLP